WARRANTY DEED

THIS DEED OF CONVEYANCE, made and entered into this ____ nd day of September, 2008, by and between East Kentucky Land Corporation, a Kentucky corporation with offices at 9501 State Route 5, Ashland, Kentucky 41102, Party of the First Part, hereinafter “Grantor” and Consolidation Services, Inc. with offices at 2756 N. Green Valley Parkway, Ste. 225, Henderson, NV 89014, Party of the Second Part, hereinafter “Grantee:
WITNESSETH

THAT FOR AND IN CONSIDERATION OF the sum of One Million Dollars in cash and stock combined, and other good and valuable consideration, the receipt of which is hereby acknowledged, Grantor has bargained and sold, and by these presents does hereby grant,  bargain, sell and convey unto the Grantee, its successors and assigns, the following described  property, to-wit:

ALL rights, title and interest in oil and gas underlying and within that certain tract, piece, or parcel of land situate and being in the County of Perry and County of Leslie, in the State of Kentucky, on Preston Campbell Branch of the North Fork of the Kentucky River, said tract of land being bounded and described as follows, to-wit:

Surveyed April 14, 1872 for William M. Smith.  Beginning on two black pine trees on top of the ridge on the East Side of the gap of the ridge at the head of Preston Campbell’s Branch; thence South thirty-eight degrees (38) West four hundred (400) poles to a stake; thence South eighty-five (85) degrees West nine hundred (900) poles to a stake; thence South five (5) three hundred forty (340) poles to a stake; South eighty-five (85) degrees West five hundred (poles) poles to a stake; thence N. 5 West 1360 poles to a stake; thence North eighty-five (85) East fourteen hundred (1400) poles to a stake; thence South five (5) degrees East five hundred sixty (560) poles to a stake; thence North eighty-five (85) degrees East three hundred (300) poles to a stake; thence South five degrees (5) East one hundred twenty (120) poles to the place of beginning.  Containing ninety-eight hundred (9800) acres, more or less.

AND BEING the same property conveyed to East Kentucky Land Corporation by Deed dated January 15, 1998, from Joseph E. Carter, et al, of record on Deed Book 279, Page 287, Perry County, Kentucky Clerk’s Office and of record in Deed Book 146, Page 510, Leslie County, Kentucky Clerk’s Office.

TO HAVE AND TO HOLD THE SAME, together with all privileges, appurtenances,  rights and improvements thereunto belonging unto the Grantee, its successors and assigns, forever, with Covenants of Special Warranty,
PURSUANT TO KRS 382.135, the parties hereto state the full consideration paid for the property hereby transferred is One Million Dollars.
IN TESTIMONY WHEREOF, Grantor and Grantee have executed this Deed of Conveyance the day and date first above written.

We do hereby certify, pursuant to KRS Chapter 382, that the above stated consideration is true, correct and full consideration paid for the property herein conveyed.  We further certify that the full estimated fair cash value of the property herein conveyed is One Million Dollars and we understand that falsification of the stated full estimated value is a Class D Felony, subject to one to five years imprisonment and fines up to $10,000.00.

East Kentucky Land Corporation	Consolidation Services, Inc.

By: ___________________________	By: ____________________________
JAMES LARGE	JOHNNY R. THOMAS

Its: President	Its: President

COMMONWEALTH OF KENTUCKY
COUNTY OF BOYD

Subscribed and sworn to before me by JAMES LARGE, President of East Kentucky

Land Corporation, to be his free act on this ________ day of September, 2008.

My commission expires:   ___________________________

                      ___________________________
NOTARY PUBLIC

STATE OF _________________
COUNTY OF _______________

Subscribed and sworn to before me by JOHNNY R. THOMAS, President of
Consolidation Services, Inc.,  to be his free act on this ________ day of September, 2008.

My commission expires:   ___________________________

                      ___________________________
NOTARY PUBLIC

CLERK’S CERTIFICATE OF LODGMENT AND RECORD

I, ___________________, County Court Clerk for Perry County Kentucky, certify that the foregoing Deed was on the ____ day of ______________, 2008, lodged and recorded,  whereupon the same, with the foregoing and this certificate have been duly recorded in my office.

Witness my hand, this _____ day of ________, 2008.

________________________
Perry County Court Clerk

By __________________ D.C.

CLERK’S CERTIFICATE OF LODGMENT AND RECORD

I, ___________________, County Court Clerk for Leslie County, Kentucky, certify that the foregoing Deed was on the ____ day of ______________, 2008, lodged and recorded, whereupon the same, with the foregoing and this certificate have been duly recorded in my office.

Witness my hand, this _____ day of ________, 2008.

________________________
Leslie County Court Clerk

By __________________ D.C.

This Instrument Prepared By:

_______________________
Thomas M. Smith
P.O. Box 216
Prestonsburg, KY 41653
(606)886-9562